Exhibit 99.1

FOR IMMEDIATE RELEASE

Sonic Automotive, Inc. Adjusted Diluted EPS Up 11%

Reaffirms Full Year Guidance

CHARLOTTE, N.C. – July 23, 2013 – Sonic Automotive, Inc. (NYSE: SAH), one of the nation’s largest automotive retailers, today reported 2013 second quarter adjusted earnings from continuing operations of $26.4 million. Adjusted earnings from continuing operations per diluted share increased 11.1% to $0.50 compared to an adjusted $0.45 in the prior year quarter. Adjusted results in the second quarter of 2013 exclude a pre-tax charge of approximately $29.0 million, or $0.34 per diluted share, related to costs associated with retiring its outstanding 9.0% Senior Subordinated Notes due 2018 (the “9% Notes”). Adjusted results in the second quarter of 2012 exclude a pre-tax charge of approximately $2.6 million, or $0.03 per diluted share, related to a loss recorded on the repurchase of $20.2 million principal amount of Sonic’s 5% Convertible Senior Notes and the favorable effect of approximately $0.06 per fully diluted share related to the settlement of certain tax matters.

Q2 2013 Highlights

•	New retail revenue up 5.1% over prior year quarter

•	Pre-owned volume per store per month at 89 units, revenue up 0.8%

•	Total revenue up 3.8% compared to the prior year quarter

•	Fixed operations gross profit up $6.5 million, or 4.5%, compared to the prior year quarter

•	Finance and insurance gross profit up 8.6% and profit per retail unit of $1,148

•	SG&A to gross profit % was flat at 76.6% compared to prior year quarter

•	Completed the retirement of 9% Notes through the issuance of 5%, 10-year notes

B. Scott Smith, the Company’s President, noted, “I’m pleased that we grew our earnings per share by more than 11% in the quarter despite our margin challenges associated with our True Price process execution. Our investment strategy remains the same. We continue to focus on investing in our base business, owning our real estate and strengthening our balance sheet.”

“In May, we announced the acquisition of Murray Mercedes Benz of Denver and Murray BMW of Denver which we expect to close in the third quarter. Both operations are brands that we operate very well and are in one of the best markets in the country.”

“In addition, during June we also executed the most successful bond offering in the Company’s history securing 5% financing on $300.0 million, moving our nearest maturity out to 2022.”

“I’m pleased to reiterate our earnings guidance that was originally given at the beginning of the year. We are targeting fully diluted earnings per share from continuing operations at $1.93-$2.03 for the full year 2013.”

The Company’s EVP of Operations, Jeff Dyke, commented, “Training on True Price and the development of our Customer Experience model and related technologies continued in the second quarter. We are learning a great deal. It’s been an amazing first six months of the year as we continue to evolve. We have stores within brand lines that are showing substantial growth over the prior year as the stores gain the experience needed to execute our True Price process. We are very excited about the progress and potential that we see in our stores and the feedback we are receiving from our customers as we work toward using technology, process and transparency to enhance trust and eliminate the wasteful time and energy it takes to buy a vehicle.”

“We are confident that over the next 18 months the rollout of these processes and the commitment we are making to a seamless, paperless transaction that includes our sales associates handling the entire Customer Experience transaction will provide us with infinite opportunities for growth and a significant competitive advantage. An example of the technologies we are developing for use on Apple’s iPhone and iPad products can be found on Apple’s website at either: http://www.apple.com/iphone/business/profiles/sonic-automotive/ or http://www.apple.com/ipad/business/profiles/sonic-automotive/ .”

Second Quarter Earnings Conference Call

Senior management will host a conference call today at 11:00 A.M. (Eastern) to discuss the quarter’s results. To access the live broadcast of the call over the Internet go to: www.sonicautomotive.com, then click on “Our Company”, then “Investor Relations”, then “Earnings Conference Calls”.

Presentation materials for the conference call can be accessed on the Company’s website at www.sonicautomotive.com by clicking on the “Investor Relations” tab under “Our Company” and choosing “Webcasts & Presentations”.

The conference call will also be available live by dialing in 10 minutes prior to the start of the call at:

Domestic: 1.877.791.3416

International: 1.706.643.0958

Conference ID: 14097096

A conference call replay will be available one hour following the call for seven days and can be accessed by calling:

Domestic: 1.855.859.2056

International: 1.404.537.3406

Conference ID: 14097096

About Sonic Automotive

Sonic Automotive, Inc., a Fortune 500 company based in Charlotte, N.C., is one of the nation’s largest automotive retailers. Sonic can be reached on the web at www.sonicautomotive.com.

Included herein are forward-looking statements, including statements with respect to anticipated growth in used vehicle sales, and future success and impacts from the implementation of our strategic initiatives. There are many factors that affect management’s views about future events and trends of the Company’s business. These factors involve risk and uncertainties that could cause actual results or trends to differ materially from management’s view, including without limitation, economic conditions in the markets in which we operate, new and used vehicle industry sales volume, the success of our operational strategies, the rate and timing of overall economic recovery or decline, and the risk factors described in the Company’s annual report on Form 10-K for the year ending December 31, 2012 and quarterly report on Form 10-Q for the period ended March 31, 2013. The Company does not undertake any obligation to update forward-looking information.

Sonic Automotive, Inc. Results of Operations (Unaudited)

(Dollars and shares in thousands, except per share amounts)

This release contains certain non-GAAP financial measures (the “Adjusted” columns) as defined under SEC rules, such as, but not limited to, adjusted income from continuing operations and related earnings per share data. The Company has reconciled these measures to the most directly comparable GAAP measures (the “Reported” columns) in the release. The Company believes that these non-GAAP financial measures improve the transparency of the Company’s disclosure by providing period-to-period comparability of the Company’s results from operations.

	Second Quarter Ended June 30, 2013				Second Quarter Ended June 30, 2012
	Reported	Adjustments		Adjusted	Reported	Adjustments		Adjusted
Revenues:
New retail vehicles	$1,199,709	$—		$1,199,709	$1,141,729	$—		$1,141,729
Fleet vehicles	47,452	—		47,452	43,925	—		43,925

Total new vehicles	1,247,161	—		1,247,161	1,185,654	—		1,185,654
Used vehicles	538,977	—		538,977	534,637	—		534,637
Wholesale vehicles	40,032	—		40,032	42,552	—		42,552

Total vehicles	1,826,170	—		1,826,170	1,762,843	—		1,762,843
Parts, service and collision repair	307,046	—		307,046	295,340	—		295,340
Finance, insurance and other	69,220	—		69,220	63,763	—		63,763

Total revenues	2,202,436	—		2,202,436	2,121,946	—		2,121,946
Gross profit	323,806	—		323,806	312,852	—		312,852
Selling, general and administrative expenses	(248,090)	—		(248,090)	(239,751)	—		(239,751)
Impairment charges	(36)	—		(36)	(33)	—		(33)
Depreciation and amortization	(13,144)	—		(13,144)	(11,210)	—		(11,210)

Operating income (loss)	62,536	—		62,536	61,858	—		61,858
Other income (expense):
Interest expense, floor plan	(5,591)	—		(5,591)	(4,857)	—		(4,857)
Interest expense, other, net	(14,390)	788	(1)	(13,602)	(13,835)	—		(13,835)
Other income (expense), net	(28,265)	28,235	(2)	(30)	(2,553)	2,578	(3)	25

Total other income (expense)	(48,246)	29,023		(19,223)	(21,245)	2,578		(18,667)

Income (loss) from continuing operations before taxes	14,290	29,023		43,313	40,613	2,578		43,191
Provision for income taxes - benefit (expense)	(5,573)	(11,319)		(16,892)	(11,615)	(4,574	) (4)	(16,189)

Income (loss) from continuing operations	8,717	17,704		26,421	28,998	(1,996)		27,002

Income (loss) from discontinued operations	199	—		199	(819)			(819)

Net income (loss)	$8,916	$17,704		$26,620	$28,179	$(1,996)		$26,183

Diluted earnings (loss) per common share:
Earnings (loss) per share from continuing operations	$0.16	$0.34		$0.50	$0.48	$(0.03)		$0.45
Earnings (loss) per share from discontinued operations	0.01	(0.01)		—	(0.01)	—		(0.01)

Earnings (loss) per common share	$0.17	$0.33		$0.50	$0.47	$(0.03)		$0.44

Weighted average common shares outstanding	52,942			52,942	63,506			63,506

Gross Margin Data (Continuing Operations):
New retail vehicles	5.5%			5.5%	6.0%			6.0%
Fleet vehicles	2.6%			2.6%	2.8%			2.8%
Total new vehicles	5.4%			5.4%	5.9%			5.9%
Used vehicles	7.0%			7.0%	6.7%			6.7%
Wholesale vehicles	(4.9%)			(4.9%)	(2.9%)			(2.9%)
Parts, service and collision repair	49.2%			49.2%	49.0%			49.0%
Finance, insurance and other	100.0%			100.0%	100.0%			100.0%
Overall gross margin	14.7%			14.7%	14.7%			14.7%

SG&A Expenses (Continuing Operations):
Compensation	$149,528				$143,508
Advertising	13,718				12,554
Rent and rent related	25,927				26,707
Other	58,917				56,982

Total SG&A expenses	$248,090	$—		$248,090	$239,751	$—		$239,751
SG&A expenses as % of gross profit	76.6%			76.6%	76.6%			76.6%

Operating Margin %	2.8%			2.8%	2.9%			2.9%

Unit Data (Continuing Operations):
New retail units	33,685				33,115
Fleet units	1,717				1,608

Total new units	35,402				34,723
Used units	26,599				26,525
Wholesale units	7,257				7,630

(1)	Represents double-carry interest on 9.0% Notes.
(2)	Represents loss on extinguishment of 9.0% Notes.
(3)	Represents loss on repurchase of a portion of the 5.0% Convertible Notes.
(4)	Includes tax adjustments related to the settlement of certain tax matters.

Sonic Automotive, Inc. Results of Operations (Unaudited)

(Dollars and shares in thousands, except per share amounts)

	Six Months Ended June 30, 2013				Six Months Ended June 30, 2012
	Reported	Adjustments		Adjusted	Reported	Adjustments		Adjusted
Revenues:
New retail vehicles	$2,300,818	$—		$2,300,818	$2,127,761	$—		$2,127,761
Fleet vehicles	89,399	—		89,399	89,283	—		89,283

Total new vehicles	2,390,217	—		2,390,217	2,217,044	—		2,217,044
Used vehicles	1,065,158	—		1,065,158	1,036,501	—		1,036,501
Wholesale vehicles	91,825	—		91,825	86,225	—		86,225

Total vehicles	3,547,200	—		3,547,200	3,339,770	—		3,339,770
Parts, service and collision repair	603,689	—		603,689	587,895	—		587,895
Finance, insurance and other	134,714	—		134,714	121,347	—		121,347

Total revenues	4,285,603	—		4,285,603	4,049,012	—		4,049,012
Gross profit	636,826	—		636,826	616,606	—		616,606
Selling, general and administrative expenses	(493,914)	—		(493,914)	(476,900)	—		(476,900)
Impairment charges	(51)	—		(51)	(34)	—		(34)
Depreciation and amortization	(25,278)	—		(25,278)	(22,105)	—		(22,105)

Operating income (loss)	117,583	—		117,583	117,567	—		117,567
Other income (expense):
Interest expense, floor plan	(10,804)	—		(10,804)	(9,120)	—		(9,120)
Interest expense, other, net	(28,749)	788	(1)	(27,961)	(30,244)	—		(30,244)
Other income (expense), net	(28,170)	28,235	(2)	65	(2,533)	2,578	(3)	45

Total other income (expense)	(67,723)	29,023		(38,700)	(41,897)	2,578		(39,319)

Income (loss) from continuing operations before taxes	49,860	29,023		78,883	75,670	2,578		78,248
Provision for income taxes - benefit (expense)	(19,445)	(11,319)		(30,764)	(25,527)	(4,574	) (4)	(30,101)

Income (loss) from continuing operations	30,415	17,704		48,119	50,143	(1,996)		48,147

Income (loss) from discontinued operations	(208)	—		(208)	(1,466)	—		(1,466)

Net income (loss)	$30,207	$17,704		$47,911	$48,677	$(1,996)		$46,681

Diluted earnings (loss) per common share:
Earnings (loss) per share from continuing operations	$0.57	$0.33		$0.90	$0.83	$(0.03)		$0.80
Earnings (loss) per share from discontinued operations	—	—		—	(0.02)	—		(0.02)

Earnings (loss) per common share	$0.57	$0.33		$0.90	$0.81	$(0.03)		$0.78

Weighted average common shares outstanding	52,937			52,937	63,963			63,963

Gross Margin Data (Continuing Operations):
New retail vehicles	5.7%			5.7%	6.2%			6.2%
Fleet vehicles	2.8%			2.8%	3.1%			3.1%
Total new vehicles	5.6%			5.6%	6.0%			6.0%
Used vehicles	7.1%			7.1%	7.2%			7.2%
Wholesale vehicles	(3.4%)			(3.4%)	(1.2%)			(1.2%)
Parts, service and collision repair	48.9%			48.9%	48.9%			48.9%
Finance, insurance and other	100.0%			100.0%	100.0%			100.0%
Overall gross margin	14.9%			14.9%	15.2%			15.2%

SG&A Expenses (Continuing Operations):
Compensation	$298,108				$285,692
Advertising	27,150				24,609
Rent and rent related	52,324				53,493
Other	116,332				113,106

Total SG&A expenses	$493,914	$—		$493,914	$476,900	$—		$476,900
SG&A expenses as % of gross profit	77.6%			77.6%	77.3%			77.3%
Operating Margin %	2.7%			2.7%	2.9%			2.9%

Unit Data (Continuing Operations):
New retail units	64,275				61,605
Fleet units	3,210				3,291

Total new units	67,485				64,896
Used units	53,068				52,003
Wholesale units	15,650				14,805

(1)	Represents double-carry interest on 9.0% Notes.
(2)	Represents loss on extinguishment of 9.0% Notes.
(3)	Represents loss on repurchase of a portion of the 5.0% Convertible Notes.
(4)	Includes tax adjustments related to the settlement of certain tax matters.

Sonic Automotive, Inc. Results of Operations (Unaudited)

(Dollars and shares in thousands, except per share amounts)

	Second Quarter Ended June 30, 2013
		Income (Loss)		Income (Loss)
		From Continuing		From Discontinued
		Operations		Operations		Net Income (Loss)
	Weighted		Per		Per		Per
	Average		Share		Share		Share
	Shares	Amount	Amount	Amount	Amount	Amount	Amount
Reported:
Earnings (loss) and shares	52,597	$8,717		$199		$8,916
Effect of participating securities:
Non-vested restricted stock and stock units		(71)		—		(71)

Basic earnings (loss) and shares	52,597	$8,646	$0.16	$199	$0.01	$8,845	$0.17
Effect of dilutive securities:
Stock compensation plans	345

Diluted earnings (loss) and shares	52,942	$8,646	$0.16	$199	$0.01	$8,845	$0.17

Adjustments (net of tax):
Double-carry Interest		$481	$0.01	$—	$—	$481	$0.01
Debt Extinguishment Charges		17,223	0.33	—	—	17,223	0.33
Effect of Two-class Method & Rounding		—	—	—	(0.01)	—	(0.01)

Total adjustments		$17,704	$0.34	$—	$(0.01)	$17,704	$0.33
Adjusted:

Diluted earnings (loss) per share			$0.50		$—		$0.50

	Second Quarter Ended June 30, 2012
		Income (Loss)		Income (Loss)
		From Continuing		From Discontinued
		Operations		Operations		Net Income (Loss)
	Weighted		Per		Per		Per
	Average		Share		Share		Share
	Shares	Amount	Amount	Amount	Amount	Amount	Amount
Reported:
Earnings (loss) and shares	52,593	$28,998		$(819)		$28,179
Effect of participating securities:
Non-vested restricted stock and stock units		(452)		—		(452)

Basic earnings (loss) and shares	52,593	$28,546	$0.54	$(819)	$(0.01)	$27,727	$0.53
Effect of dilutive securities:
Contingently convertible debt (5.0% Convertible Notes)	10,535	1,856		33		1,889
Stock compensation plans	378

Diluted earnings (loss) and shares	63,506	$30,402	$0.48	$(786)	$(0.01)	$29,616	$0.47

Adjustments (net of tax):
Debt Extinguishment Charges		$1,572	$0.03	$—	$—	$1,572	$0.03
Settlement of Tax Matters		(3,568)	(0.06)	—	—	(3,568)	(0.06)

Total adjustments		$(1,996)	$(0.03)	$—	$—	$(1,996)	$(0.03)
Adjusted:

Diluted earnings (loss) per share			$0.45		$(0.01)		$0.44

	Six Months Ended June 30, 2013
		Income (Loss)		Income (Loss)
		From Continuing		From Discontinued
		Operations		Operations		Net Income (Loss)
	Weighted		Per		Per		Per
	Average		Share		Share		Share
	Shares	Amount	Amount	Amount	Amount	Amount	Amount
Reported:
Earnings (loss) and shares	52,591	$30,415		$(208)		$30,207
Effect of participating securities:
Non-vested restricted stock and stock units		(237)		—		(237)

Basic earnings (loss) and shares	52,591	$30,178	$0.57	$(208)	$—	$29,970	$0.57
Effect of dilutive securities:
Stock compensation plans	346

Diluted earnings (loss) and shares	52,937	$30,178	$0.57	$(208)	$—	$29,970	$0.57

Adjustments (net of tax):
Double-carry Interest		$481	$0.01	$—	$—	$481	$0.01
Debt Extinguishment Charges		17,223	0.33	—	—	17,223	0.33
Effect of Two-class Method & Rounding		—	(0.01)	—	—	—	(0.01)

Total adjustments		$17,704	$0.33	$—	$—	$17,704	$0.33
Adjusted:

Diluted earnings (loss) per share			$0.90		$—		$0.90

	Six Months Ended June 30, 2012
		Income (Loss)		Income (Loss)
		From Continuing		From Discontinued
		Operations		Operations		Net Income (Loss)
	Weighted		Per		Per		Per
	Average		Share		Share		Share
	Shares	Amount	Amount	Amount	Amount	Amount	Amount
Reported:
Earnings (loss) and shares	52,409	$50,143		$(1,466)		$48,677
Effect of participating securities:
Non-vested restricted stock and stock units		(777)		—		(777)

Basic earnings (loss) and shares	52,409	$49,366	$0.94	$(1,466)	$(0.03)	$47,900	$0.91
Effect of dilutive securities:
Contingently convertible debt (5.0% Convertible Notes)	11,106	3,981		80		4,061
Stock compensation plans	448

Diluted earnings (loss) and shares	63,963	$53,347	$0.83	$(1,386)	$(0.02)	$51,961	$0.81

Adjustments (net of tax):
Debt Extinguishment Charges		$1,572	$0.03	$—	$—	$1,572	$0.03
Settlement of Tax Matters		(3,568)	(0.06)	—	—	(3,568)	(0.06)

Total adjustments		$(1,996)	$(0.03)	$—	$—	$(1,996)	$(0.03)
Adjusted:

Diluted earnings (loss) per share			$0.80		$(0.02)		$0.78